UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K
                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 20, 1999

                            WIRELESS ONE, INC.
            (Exact Name of Registrant as Specified in Charter)

        Delaware                     0-26836                    72-1300837
(State or Other                (Commission File Number)        (IRS Employer
 Jurisdiction of Incorporation)                             Identification No.)


2506 Lakeland Drive, Jackson, Mississippi                           39208
(Address of Principal Executive Offices)                          (Zip Code)


 Registrant's telephone number, including area code:  (601) 936-1515

               1080 River Oaks Drive, Suite A150, Jackson, Mississippi
            (Former Name or Former Address, if Changed Since Last Report)






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      INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS.

     On July 20, 1999, Wireless One, Inc. (the
"Company") issued a press release announcing that it will amend its plan of reorganization and disclosure statement in accordance with a term sheet negotiated with MCI WORLDCOM, Inc. ("MCI WorldCom") and that the Company will become a wholly-owned subsidiary of MCI WorldCom pursuant to the amended plan of reorganization, subject to Bankruptcy Court and other necessary approvals. The press release and term sheet are attached as exhibits
99.1 and 99.2 hereto, respectively, and each is incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits.

          99.1 Press Release dated July 20, 1999.

          99.2 Chapter 11 Plan of Reorganization Term Sheet






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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WIRELESS ONE, INC.,
                                                 a Delaware corporation


Date:  July 20, 1999                             /s/ Thomas G. Noulles
                                                 Thomas G. Noulles
                                                 Senior VP and General Counsel








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                    EXHIBIT INDEX

EXHIBITS
---------

(c)  Exhibits.

99.1 Press Release dated July 20, 1999.

99.2 Chapter 11 Plan of Reorganization Term Sheet